Fourth Quarter and Year-End 2025 Earnings Release Conference Call
February 11, 2026

Derek Everitt – Terex Corporation – Vice President, Investor Relations

Good morning and welcome to the Terex Corporation (“Terex” or “Company”) fourth quarter 2025 earnings conference call. A copy of the press release and presentation slides are posted on our Investor Relations website at investors.terex.com. In addition, the replay and slide presentation will be available on our website. We are joined today by Simon Meester, President and Chief Executive Officer, and Jennifer Kong, Senior Vice President and Chief Financial Officer. Their prepared remarks will be followed by a question-and-answer.

Please turn to slide 2 of the presentation, which reflects our safe harbor statement. Today’s conference call contains forward-looking statements, which are subject to risks that could cause actual results to be materially different from those expressed or implied. These risks are described in greater detail in the earnings materials and in our reports filed with the Securities and Exchange Commission. On this call, we will be discussing non-GAAP financial information, including adjusted figures that we believe are useful in evaluating the Company’s operating performance. Reconciliations for these non-GAAP measures can be found in the conference call materials. Please turn to slide 3, and I’ll hand it over to Simon Meester.

Simon A. Meester – Terex Corporation – President and Chief Executive Officer

Thanks, Derek, and good morning. I would like to welcome everyone to our earnings call and appreciate your interest in Terex. Last week, we completed our merger with REV Group (“REV”) - a defining milestone in Terex’s transformation. With this combination, we’ve created a leading specialty equipment manufacturer with premium brands across multiple industries, with a strong manufacturing footprint, a leading technology play, and clear, tangible synergies across the portfolio. What began with our 2024 acquisition of Environmental Solutions Group (“ESG”), which delivered value immediately, is now being amplified by bringing Terex and REV together, creating greater scale and an even more resilient new company. REV generated approximately $2.5 billion of revenue and $230 million of adjusted EBITDA in its recently completed fiscal year, with the majority coming from essential, low cyclical end markets. Beyond strengthening the predictability of our growing earnings and free cash flow, the merger also reduces our overall capital intensity, giving us greater flexibility to create additional shareholder value. I want to thank both the Terex and REV teams for their tireless efforts to close this transaction ahead of schedule. It’s only been a few days since closing, but the teams are already working hand in hand to execute our integration and synergy plans. We completed the ESG integration in Q3 of 2025 and captured synergies ahead of expectations. We are using the same integration playbook for the merger with REV. The integration will be straightforward. REV’s businesses are joining Terex as a stand-alone operating segment, with no organizational changes outside our corporate functions. Our new Specialty Vehicles (“SV”) segment will include emergency vehicles and will continue to be led by Mike Virnig and recreational vehicles which will continue to be led by Gary Gunter. Both Mike and Gary bring deep REV experience assuring continuity while driving further improvements. We expect to deliver roughly half of the $75 million run rate synergies within the next 12 months, and the full amount by 2028. Most early savings will come from eliminating duplicate corporate costs, but the synergy potential goes much deeper. Over the last 16 months, we have reshaped the Terex portfolio, creating what I believe is the most intrinsically synergistic, resilient, and competitive portfolio in our history. We now have significant scale in specialty vehicles that share similar operational and go to market characteristics. This creates not only near-term efficiencies, but also meaningful opportunities for operational improvement and long-term growth across Terex. With regards to the strategic review of the Aerials business, which we announced during our last call, we have been receiving strong inbound interest from a number of interested parties. We are being deliberate in our evaluation of the interest and the best approach to maximize shareholder value.

Turning to slide 4, combining with REV significantly shifts our end market exposure. We now serve a large, diverse addressable market with stable, attractive growth profiles. Customers across these verticals value lifecycle services, creating sizable opportunities to expand our aftermarket and digital offerings. Emergency vehicles benefit from stable and growing municipal budgets tied to maintaining required response times among a growing population. In waste and recycling, growth is fueled by population, and recycling trends coupled with on-going fleet replacement. Customers also accelerate upgrades to unlock the value of new vehicle innovations and digital solutions, where we are the clear industry leader. Utilities are poised for strong growth from 2026 onward as demand on the United States (“U.S.”) electrical grid increases, particularly from data center expansion. Industry forecasts call for 8% to 15% annual capex growth through 2030. Altogether, we now have multiple channels into nearly every municipality in the U.S., which collectively spend $200 billion per year on capital equipment, a tremendous long-term opportunity. In construction, we continue to see robust infrastructure activity supported by government funding. The pipeline of mega projects continues to expand, providing a tailwind through at least 2030. We are seeing momentum building in Europe, and strong growth continues in the Middle East and India, where Materials Processing (“MP”) already has a solid foundation.

Let’s move to a summary of our financial results on slide 5 before handing it over to Jenn to go into more detail. I’m proud of our team for delivering on our 2025 expectations, navigating numerous challenges throughout the year. Their performance, and the strength of our portfolio, enabled us to deliver earnings per share of $4.93, consistent with our outlook, EBITDA of $635 million or 11.7%, free cash flow of $325 million, and a cash conversion of 147%, all in line with our expectations. Looking to 2026, we see positive momentum across most of our segments, to varying degrees. Environmental Solutions (“ES”) bookings grew 16% year over year in Q4, led by Utilities. MP achieved its highest margins of the year in Q4 as efficiency and tariff mitigation initiatives took hold, and bookings accelerated, particularly in aggregates and material handling. Aerials secured nearly a billion dollars of new orders in Q4, up 46% from the prior year, and Specialty Vehicles recorded strong bookings the last 3 months with a roughly two-year backlog coverage coupled with strong momentum on margin expansion. This positions Terex for a strong 2026, and with that, I will turn it over to Jenn.

Jennifer Kong-Picarello – Terex Corporation – Senior Vice President and Chief Financial Officer

Thank you, Simon, and good morning, everyone. Let’s look at our Q4 results on slide 6. Our fourth quarter financial performance was largely in line with our expectations. ES continued to grow and deliver consistently strong margins. MP achieved its highest operating margin of the year, and Aerials sales grew year-over-year in the quarter following four quarters of declines. Total net sales of $1.3 billion grew 6% year-over-year. Excluding ESG, our legacy sales grew by 5%. Q4 operating margin was 9.3%, up 150 basis points versus the prior year due to improved performance in all three segments. Interest and other expenses of $43 million was $4M higher than Q4 last year, and the fourth quarter effective tax rate was 8.1%, driven by favorable one-time tax attributes. Earnings per share (“EPS”) for the quarter was $1.12, or $0.35 higher than last year. EBITDA was $141 million, or 10.6% of sales, 140 basis points better than last year. We generated $172 million of free cash flow in Q4, which was $43 million greater than last year due to higher operating income and improved working capital performance.

Let’s turn to slide 7 for our full year results. Net sales grew 6% to $5.4 billion, as the full year contribution from ESG acquisition more than offset declines in Aerials and MP. Legacy sales declined 11%. Operating margin of 10.4% was 90 basis points lower than 2024, due to lower volumes in Aerials and MP and higher tariff costs which mainly impacted Aerials. This was partially offset by improved margins in Terex Utilities and the accretive addition of ESG. Interest and other expense of $172 million increased by $89 million due to financing cost associated with acquiring ESG. Our full-year effective tax rate of 17.2% was consistent with last year, as favorable one-time tax attributes from the cranes divesture offset higher U.S. sourced income. Earnings per share of $4.93 was consistent with the outlook we provided for the entire year. We improved our full-year free cash flow by 71% to $325 million, representing a conversion rate of 147%. Despite volume and tariff headwinds throughout the year, our teams continued to execute working capital improvement plans and delivered on our full year free cash flow expectation. ESG’s incremental cash flow more than offset the interest expense associated with its financing. We continue to improve our operating cash flow and working capital efficiency giving us more options to return value to shareholders.

Please turn to slide 8 to review our segment results, starting with ES. Our ES segment finished 2025 with another excellent quarter, generating $428 million of sales representing 14.1% year-over-year growth on a proforma basis. The strong growth was driven by improved throughput and delivery of utility and refuse trucks. For the full year, sales increased 12.7% on a pro forma basis to $1.7 billion. Q4 operating margins of 18.5% were 90 basis points better than the prior year, driven by improved performance in Utilities while ESG margins were consistent with the prior year. On a full year basis, the segment achieved 18.8% operating margins, 220 basis points better than the proforma 2024 result, driven by improvements in both businesses. I was very pleased with the ES segment performance in 2025, particularly the high degree of collaboration between the ESG and Utilities teams, executing synergies and operational improvements that will benefit Terex going forward.

Turning to slide 9, MP fourth quarter sales of $428 million were 2.5% lower than last year. Excluding the divested crane businesses, MP sales increased by 2.8% in Q4 on a like-for-like basis. Growth in aggregates was the primary driver, as sales grew in every global region, with the strongest growth coming from Europe. On a full year basis, sales of $1.7 billion were 11.6% lower than 2024, mainly due to the channel adjustments we experienced in the first half of the year. MP operating margins continued to improve, reaching 13.7% in the quarter, as efficiency improvements and pricing actions ramped up in the quarter. The positive margin trajectory and increasing bookings sets MP up well heading into 2026.

Please turn to slide 10, Aerials closed out 2025 on a positive note with year-over-year sales growth of 6.9%, including growth in North America and EMEA. Aerials Q4 operating margin of 2.6% was consistent with our expectations, 200 basis points better than prior year. Tariff headwinds, including the expanded 232 tariff that was implemented in August, could not be fully mitigated in the period as on-going supply chain and cost reduction actions will continue in 2026.

Please turn to slide 11. Q4 bookings of $1.9 billion grew 32% compared to last year on a proforma basis, with positive trends across all segments. In ES, we continue to see positive momentum in bookings, which grew 16% year over year, up 13% on a trailing 12-

month basis, led by strong demand for utilities vehicles. A healthy backlog of $1.1 billion provides strong forward visibility for the segment heading into 2026. MP bookings increased 24% year-over-year, or 32% when you exclude the divested cranes business. The growth was led by aggregates and material handling, more than offsetting some moderation in concrete. MP ended 2025 with $71 million more backlog than the prior year, or $100 million higher when you adjust out the divested cranes businesses from 2024. Finally, Aerials bookings of $971 million was up 46% compared to the prior year, driven by replacement demand from our national customers. While growth was strongest in North America, we also saw growth in EMEA and Asia Pacific, providing good visibility into 2026.

Now turn to slide 12 for our 2026 outlook. We are operating in a complex environment with many macroeconomic variables and geo-political uncertainties, and results could change negatively or positively. The outlook we are providing today reflects our current portfolio and does not account for any cost to achieve the synergies, purchase accounting adjustments, nor other non-recurring items. Following the close of REV transaction last week, our 2026 outlook reflects the newly combined company, including 11 months of REV. With positive momentum from strong Q4 bookings and backlog in every segment, we expect 2026 sales to grow approximately 5% on a pro forma basis to $7.5 to $8.1 billion. We further expect pro forma EBITDA to grow by approximately $100 million, or 12% year over year, to between $930 million and $1 billion, or 12.4% EBITDA margin at the mid-point. Our EBITDA outlook includes approximately $28M of synergies for 2026, in line with our goal to achieve $75M of run rate synergies within two years. We anticipate interest and other expenses to be approximately $190 million, consistent with proforma 2025, based on average debt outstanding of about $2.7 billion. The effective tax rate is expected to be higher at 21% driven by higher U.S. sourced income. As expected, the merger has a modest 3% dilutive effect on EPS in 2026, due to higher number of shares outstanding post-merger. We expect 2026 EPS between $4.50 and $5.00 with a share count of 111 million shares, as compared to a legacy Terex range of $4.80 to $5.20. For modeling purposes, approximately 15% of our full year EPS is expected in the first quarter as it will only include two months of Specialty Vehicles earnings and seasonally lower volume in legacy Terex. We expect 2026 cash conversion of between 80% and 90% of net income, including transaction cost and cost to achieve synergies. Our net leverage is expected to improve over the course of the year.

Looking at our segments. We expect ES to grow mid-single digits in 2026, led by Utilities where we continue to see strong demand for bucket trucks and digger derricks used in the electric power market. We are currently anticipating roughly flat sales on ESG with upside potential in the second half as we get more clarity on fleet requirements and EPA emission regulations for a second half pre-buy. We continue to see growth in our market leading digital solutions in the waste sector and expanding into utilities and concrete. We will explore opportunities to extend this technology into emergency vehicles during integration. ES achieved strong profitability in 2025, and we anticipate similar full year margins in 2026 as synergy execution and productivity offsets the unfavorable mix from higher Utilities growth. Turning to MP, we expect the segment to inflect back to full year growth in the high-single-digit range in 2026, on a pro forma basis excluding cranes. Fleet utilization and aging equipment resulted in strong bookings in aggregates, handling and environmental. We also expect margins to improve in 2026 due to higher volume, productivity and pricing actions. Our new Specialty Vehicles segment enters 2026 with roughly two years of backlog. We expect sales growth of high single-digit from a comparable pro forma prior year total of $2.2 billion excluding the divested Lance and Midwest RV businesses. We also expect meaningful margin improvement in Specialty Vehicles compared to the prior year period EBITDA margin of approximately 12.5%, on a proforma basis, due to higher throughput, price and on-going operational improvements. Finally, in Aerials we anticipate 2026 sales and margins to be similar to 2025. We have good visibility heading into 2026 with $906 million in backlog following strong Q4 bookings. Overall, I am very excited about our opportunity to grow and continue to improve the financial performance of our new company in 2026.

Turning to slide 13. In 2025, we maintained our commitment to invest in our businesses to fuel organic growth, with over $118 million in capital expenditures targeted at automation, innovation, throughput and efficiency improvements among other growth accelerants. As expected, we returned $98 million to shareholders through dividends and share buybacks last year. We purposely structured the merger to maintain a strong balance sheet and flexible capital structure to enable organic investments and lower net leverage. That said, we have not assumed any significant debt repayment as they do not mature until 2029. Please turn to slide 14 and I’ll turn it back to Simon.

Simon A. Meester – Terex Corporation – President and Chief Executive Officer

Thanks, Jenn. 2025 was a consequential year in the long history of Terex. We successfully completed the integration of ESG, navigated multiple macro and market headwinds, and ultimately delivered on our original 2025 guidance. We also announced, and have now completed, our merger with REV. With this merger, we have created a leading specialty equipment manufacturer with a highly complementary and synergistic portfolio, serving a diverse set of attractive, resilient, and growing end markets. Our focus has already shifted to executing the REV integration, capturing at least $75 million of synergies, and delivering on the commitments we’ve made across each of our segments. I’m excited about the road ahead, and I know our team is energized as we continue to build the new Terex together. And with that, I would like to open it up for questions. Operator?
3